UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22077

Prospector Funds, Inc.
(Exact name of registrant as specified in charter)

370 Church St., Guilford, CT 06437
(Address of principal executive offices) (Zip code)

Prospector Partners Asset Management, LLC, 370 Church St., Guilford, CT 06437
(Name and address of agent for service)

(203) 458-1500
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2013

Date of reporting period:  June 30, 2013

Item 1. Report to Stockholders.

Prospector Capital Appreciation Fund
Prospector Opportunity Fund

Semi-Annual Report

www.prospectorfunds.com	June 30, 2013

PROSPECTOR FUNDS, INC.

July 31, 2013

Dear Shareholders of the Prospector Capital Appreciation Fund and Prospector Opportunity Fund,

The U.S. equity market, as measured by the S&P 500 Index, was a strong performer during the first half of 2013 despite a June stock market stumble coincident with a sharp interest rate jump and concerns over China’s growth trajectory.  In the rest of the world turmoil abounds with Europe’s southern periphery, Brazil and the Middle East current front page news.  Sensibly, investors see America as an attractive alternative.

Current Market Environment

The most significant recent news was Ben Bernanke’s May 22 speech where he indicated that the Federal Reserve would begin “tapering” its purchases of mortgage back securities by May of 2014.  Quantitative easing (QE), the process of expanding the quantity of money in the economy through central bank purchases of fixed income assets, has been a great success so far but now comes the hard part.  Recall that QE limited the downside of the financial crisis by keeping markets liquid and negating the deflationary forces at work as individuals and parts of the private sector delevered themselves.  Delevering is a risk to the economy as it constricts growth and crowds out capital formation.  Recall that the total debt to gross domestic product (GDP) ratio rose from two times to a peak level of four times in the two decades leading up to the financial crisis.  Thus far the ratio has fallen to roughly 3.5 times.  The amount of total debt rose from $10 trillion then to $56 trillion today.  In order to prevent a global recession from this delevering process, governments and central bankers around the world have orchestrated QE, fiscal expansion, lower interest rate targets, and most recently currency management.

However QE is only an intermediate term solution; it cannot be implemented indefinitely.  The end of the program will likely result in natural market forces (i.e. supply and demand) reasserting themselves.  Rates could experience upward pressure as the $85 billion per month of Fed demand for mortgages and treasuries wanes from the markets.  Eventually, if the Fed desired to actually shrink its balance sheet back to more typical pre-crisis levels, treasury and mortgage markets would need to absorb those bonds as well.

Bernanke’s hints about the end of quantitative easing produced immediate volatility in the financial markets, and bond yields rose across the globe.  The U.S. stock market immediately retreated, Japan’s euphoric rally ended, and capital flows to emerging markets reversed course.  Since the financial crisis, the Fed’s balance sheet has ballooned from $1 trillion to $3 trillion through the cumulative effect of the QE policy.  The unwinding will require finesse on the part of the Fed and the institutional investors, especially since it will not be accomplished in a vacuum.  For example, news of a slowdown in credit creation in China also weighed heavily on the markets.  Financial speculators, including banks, who have borrowed large sums with short maturities to finance large portfolios of longer maturity bonds will need to meaningfully deconstruct these large levered trades before increases in interest rates trigger large losses from the asset side of the trade.

Hypersensitive traders do not want to hold bonds when rates start to rise.  Given Bernanke’s comments, those traders moved rates up immediately, anticipating the Fed.  This was clearly sooner than our central bank would have liked.  The ten-year Treasury’s yield moved from a May low of 1.63% to 2.49% at the end of June.  Total return on the security was about negative 7% for the second quarter, jarringly bad for a bond considered by some a conservative fixed income mainstay.  Trying to mix quantitative easing, low interest rates, fiscal management and the inevitable currency fluctuation while not precipitating another crisis is daunting.  So far, however, so good.

PROSPECTOR FUNDS, INC.

The Fed’s influence on equity prices has not been as obvious as its impact on bonds, but is pervasive nevertheless.  Our bull market of the last four-plus years fits perfectly with the Fed prescription for boosting the economy: Get asset prices up (securities of all types).  Make people feel richer.  Watch them spend more.  Bernanke, whose early academic work targeted the 1930’s depression, knows and is following this playbook.  His likely upcoming January retirement, of course, introduces uncertainty.  Will history judge his Fed tenure as responsible for inflation later this decade?  Will he therefore be more conservative these last few months?  We doubt it.  He says employment is his main concern, and we believe him.  Headline inflation is benign with healthcare the only major sector showing a pricing push.  Tapering comments have pushed up mortgage rates by over 100 basis points, threatening housing and its substantial employment.  We expect a period of “damage control” during which the Fed’s message contradicts or belittles the tapering idea.  Only when the negative effects have faded or the economy picks up steam will the issues of ending Quantitative Easing and tightening our expansive monetary policy be raised again.

The Fed-driven bull market has favored certain types of stocks and relatively disadvantaged others.  Financials, especially levered financials (i.e. banks and commercial finance companies), have been helped enormously by easy money.  Additionally, consumer cyclicals and industrials, both very strong since the March 2009 bottom appear to have risen with investors’ expectations that the Fed will achieve an economic liftoff.  When the Fed eventually brings about that liftoff, we’d expect the productive asset and commodity focused sectors of the equity markets to be particularly advantaged.

A Few Thoughts on Inflation

One of our key principles of investing is to preserve capital.  By this we mean to preserve capital in real terms, that is, after the impact (if any) of inflation.  We’ve clearly been in the “too early” camp when it comes to inflation – expecting the Fed’s QE and zero interest rate policy would inevitably lead to inflation.

There are two kinds of inflation:  the “traditional” demand pull / cost push variety which typically comes from an expanding economy and is normally captured by a government statistic such as the consumer price index (CPI).  Then there’s the “dollar-debasement” kind, which typically emanates from rampant money printing.  This one has been historically measured by exchange rates.  The massive deleveraging following the debt crisis has clearly held back the economy, also holding down traditional inflation.  Additionally, dollar debasement is a relative phenomenon, and the U.S. is by no means the only country flooding the world with paper money.  We’ve learned over the past several years that we, as a country, aren’t in as bad shape as some of our friends in Europe or Asia (read:  Japan), and thus, the dollar has remained relatively strong.  We believe the Fed is more inclined to overshoot a perfect money creation target than under-deliver and risk a recession.  Bernanke anticipates that the Fed will be able to tighten when necessary if inflation heats up (with his term set to expire at the end of the year, he surely doesn’t want a recession to be his legacy).  Perhaps our central bankers will be able to finesse the perfect soft landing, but if inflation does pick up, our portfolio could outperform.

Prospector Capital Appreciation Fund Highlights

Your Capital Appreciation portfolio lost ground during the first half of the year ending June 30, 2013 in absolute terms and relative to the S&P 500 largely due both to our gold/materials exposure and underweighting in Consumer Discretionary and Industrials.

Unsurprisingly, in a stock market marching to the Federal Reserve drum beat, some of Prospector Capital Appreciation Fund’s best performers were high-quality blue chips that dominate the stock indices.  Three of these

PROSPECTOR FUNDS, INC.

(Johnson & Johnson, Automatic Data Processing, and DuPont) were joined by Hess (a restructuring story) and Platinum Underwriters (a Bermuda reinsurance capital management story) as our top five performance contributors.

At the other end of the spectrum were our materials stocks, particularly gold miners, where we hold positions that significantly hurt portfolio performance.  The large discount to property value that our miners enjoyed has largely been lost with the declining gold price.  Given the strong physical demand gold now enjoys and the cost pressures that seem certain to restrict its future production, we expect higher prices for the metal over time.

Trading activity was unexceptional for the first six months.  Annualized turnover was about 30%, while we initiated fourteen positions and eliminated seventeen securities.  Two of our largest purchases were PHH convertible bonds and Talisman Energy (TLM) common stock.  PHH has significant value in its mortgage servicing portfolio; TLM sells below its properties’ value and has an exciting oil exploration play.  Domtar, our only non-metal top five performance detractor, was also one of our larger purchases as we continued rebuilding the position we had previously sold down at higher prices.  The company is actively repurchasing its own shares, has huge cash flow from its declining paper operations and a small but growing hidden gem of an incontinence business.

Other portfolio highlights include continued shrinkage of our convertible bond allocation.  Corporate issuance of these securities finally ticked up, but it remains anemic.  We will be buyers when appropriate opportunities present themselves.

Wall Street merger and acquisition activity, particularly resource related, remained muted despite ample available financing.  We sold a small residual Smithfield Foods convertible position profitably, thanks to an announced Chinese bid.  Our Dole position is also “in play” with the bid’s stinginess an irritation.  If our value focus is to generate premium returns, Merger & Acquisition needs to pick up and as managements become more confident in the economy, we think it will.

Prospector Opportunity Fund Highlights

Your Opportunity Fund portfolio lost ground during the first half of 2013 relative to the S&P 500.  Strong performance from the Financials (Platinum Underwriters, Axis Capital, Invesco), Energy (Hess), Health Care (WellPoint, Johnson & Johnson), and Consumer Staples (Hillshire Brands, J&J Snack Foods, Post Holdings) sectors was not enough to offset weak performance from the Materials (Newmont, Kinross, Gold Fields, and Domtar) sectors.

First half trading activity was most active in the Financial Services and Consumer Staples sectors.  Within the Financial Services sector we were sellers of Bermuda insurers (Montpelier and Platinum Underwriters) and buyers of banks (Ocean First, Washington Trust).  Although it will take some time to play out, we believe that banks’ net interest margins should ultimately expand as the Fed pulls back on bond buying and yields rise.  Many of our bank positions were purchased early in the period before rates started rising, which has since given most of these shares a boost.  Within Consumer Staples, we were sellers of Post Holdings, Hillshire Brands, and Caribou Coffee, as all of these stocks were strong performers, pushing them to the point where we thought some profit taking was warranted.  We replaced our sales in Consumer Staples with the purchase of three companies (Orkla, Monster Beverage, and Church & Dwight) with equally strong global brands.  We purchased the Monster Beverage after the stock sold off on fear that lawsuits around health concerns would cause sales to weaken.  Subsequent trends have shown that sales remain among the strongest in the entire beverage group.

Our largest purchase in the first half was Paychex, the payroll processing company.  Paychex would benefit greatly from improving employment trends as well as higher short and intermediate interest rates.  Paychex earns invest-

PROSPECTOR FUNDS, INC.

ment income on customer cash balances or float.  Another significant purchase during the period was Legg Mason, which was precipitated by a meeting with their new CEO, Joseph Sullivan and CFO, Peter Nachtwey.  We believe that the turnaround of this once struggling franchise is underestimated by Wall Street.  This company possesses strong asset management brands in Batterymarch, Royce, Legg Mason, and Western Asset Management.  Due to poor performance, the firm experienced heavy net outflows that we believe are largely behind them.  Performance has improved dramatically.  We were able to purchase the shares at about a 10% free cash flow yield to enterprise value.  The company has utilized this free cash flow to repurchase 38 million shares (23% of its shares outstanding) over the last three years.  The company continues to have net operating loss carry forwards that will shield future income of $3.8 billion from taxes.  Finally, Nelson Peltz (a noted activist investor) is a large shareholder, which should help keep management’s focus on shareholder-friendly activities.

Outlook

Currently we ask ourselves three questions:  Is the economy getting better?  Is there ample liquidity?  Are equity valuations reasonable?  Of course, there are many other contributors to any hypothetical outlook equation, but since these three key factors garner a yes, it’s hard for us to be that negative toward the stock market.  Furthermore, while we often try to garner trading profits from the volatility of favorite individual stocks, we have found this difficult for the broad market.  Despite the market’s volatility, there hasn’t been a “tradable correction” this year, and in “playing” for one an investor risks missing the long-term uptrend.

On balance, today’s higher interest rates, while not that high, are certainly negative for the economy (particularly housing) as well as fixed income investors generally, but they are not universally negative indicators for equity prices. Historically, rising rates have indicated an improving economy particularly when combined with a steepening yield curve such as we now enjoy.  The recent modest upward drift in estimated corporate earnings supports this view.  Further the pension funding problem faced by many defined benefit providers is being mitigated.  There is a lot of money sloshing around and it could easily boost equities to levels beyond optimistic expectations.  Further, we know that once stock market moves get going the momentum of investors jumping “on trend,” both up or down, can be powerful.  Finally, as discussed, we see the Fed as determined to avoid financial market problems, willing to adjust its actions when they cause investor discomfort.

The world remains a dangerous place.  Certainly the last five years have seen a never ending series of crises, fatiguing us all, but there have been financial positives as well.  In particular, the rate of increase in government spending throughout the world has slowed.  Painful yes, but better now gradually than a future collapse.  Balance sheets of the world’s biggest banks have improved, and the resiliency of the world’s financial system is significantly improved.  Yes, inflation is likely to be higher once we get the economy rolling, but we think hyperinflation very unlikely.  Furthermore, equities remain the financial asset of choice when prices of goods move uncomfortably higher, not bonds or cash.  In short, we believe that it’s too early to either pull back an investor’s allocation to equities, or for us to become more defensive than normal in positioning your portfolio.

Thank you for entrusting us with your money.

Respectfully submitted,

John D. GillespieRichard P. HowardKevin R. O’Brien

PROSPECTOR FUNDS, INC.

Performance data quoted represents past performance; past performance does not guarantee future results.

Opinions expressed are those of the Funds and are subject to change, are not guaranteed, and should not be considered a recommendation to buy or sell any security.

Mutual fund investing involves risk.  Principal loss is possible.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  The Funds invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.  The Funds invest in smaller and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility.  The Funds may hold restricted securities purchased through private placements.  Such securities can be difficult to sell without experiencing delays or additional costs.  Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments.  These risks are fully disclosed in the prospectus.

Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.  You cannot invest directly in an index.

Debt to Gross Domestic Product (GDP) Ratio is one measure of a country’s federal debt in relation to its gross domestic product (GDP).  By comparing what a country owes to what it produces, the debt-to-GDP ratio indicates the country’s ability to pay back its debt.

Basis point is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

Consumer Price Index (CPI) is a measure that examines the weighted average of prices of a basket of consumer goods and services, such as transportation, food and medical care.  The CPI is calculated by taking price changes for each item in the predetermined basket of goods and averaging them; the goods are weighted according to their importance.  Changes in CPI are used to assess price changes associated with the cost of living.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Free cash flow is revenue less operating expenses including interest expenses and maintenance capital spending.  It is the discretionary cash that a company has after all expenses and is available for purposes such as dividend payments, investing back into the business or share repurchases.

Enterprise value is a measure of a company’s value, often used as an alternative to straightforward market capitalization.  Enterprise value is calculated as market cap plus debt, minority interest and preferred shares, minus total cash and cash equivalents.

Fund holdings and/or security allocations are subject to change at any time and are not recommendations to buy or sell any security.  Please see the Schedule of Investments section in this report for a full listing of the Fund’s holdings.

Prospector Funds, Inc. are distributed by Quasar Distributors, LLC.

PROSPECTOR FUNDS, INC.

Capital Appreciation Fund

The chart assumes an initial investment of $10,000.  Performance reflects waivers of fee and operating expenses in effect.  In the absence of such waivers, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Rates of Return (%) – As of June 30, 2013

	One Year	Three Year	Five Year	Since Inception(1)
Capital Appreciation Fund	12.01%	8.31%	3.56%	3.21%
S&P 500 Index(2)	20.60%	18.45%	7.01%	3.09%

(1)	September 28, 2007
(2)
The Standard & Poor’s 500 Index (S&P 500) is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks.  This Index cannot be invested in directly.

PROSPECTOR FUNDS, INC.

Opportunity Fund

The chart assumes an initial investment of $10,000.  Performance reflects waivers of fee and operating expenses in effect.  In the absence of such waivers, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost.  Performance assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Rates of Return (%) – As of June 30, 2013

	One Year	Three Year	Five Year	Since Inception(1)
Opportunity Fund	21.39%	15.69%	9.22%	7.67%
Russell 2000 Index(2)	24.21%	18.67%	8.77%	4.70%
Russell Midcap Index(3)	25.41%	19.53%	8.28%	4.98%

(1)	September 28, 2007
(2)	An unmanaged small-cap index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index. This index cannot be invested in directly.
(3)	An unmanaged mid-cap index that measures the performance of the 800 smallest companies in the Russell 1000 Index. This index cannot be invested in directly.

PROSPECTOR FUNDS, INC.

Expense Example
June 30, 2013

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include but are not limited to, redemption fees, wire transfer fees, maintenance fee (IRA accounts), and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2013 – June 30, 2013).

ACTUAL EXPENSES
The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. The example below includes, but is not limited to, management fees, shareholder servicing fees and other Fund expenses. However, the example below does not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning Account	Ending Account	During Period(1)
	Value (01/01/2013)	Value (06/30/2013)	(01/01/2013 to 06/30/2013)
Capital Appreciation Actual(2)	$1,000.00	$1,052.00	$6.61
Capital Appreciation Hypothetical
(5% return before expenses)	1,000.00	1,018.35	6.51
Opportunity Actual(2)	1,000.00	1,120.80	6.84
Opportunity Hypothetical
(5% return before expenses)	1,000.00	1,018.35	6.51

(1)
Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 1.30% and 1.30% for Capital Appreciation Fund and Opportunity Fund, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year/365 (to reflect the one-half year period).

(2)	Based on the actual returns for the six-month period ended June 30, 2013 of 5.20% and 12.08% for Capital Appreciation Fund and Opportunity Fund, respectively.

PROSPECTOR FUNDS, INC.

Sector Allocation (% of net assets) (Unaudited)
as of June 30, 2013(1)(2)

Capital Appreciation Fund

Top 10 Holdings (% of net assets) (Unaudited)
as of June 30, 2013(1)

Capital Appreciation Fund

Hess	3.7%
Johnson & Johnson	3.5%
Automatic Data Processing	3.4%
Loews	2.9%
Domtar	2.9%
Pfizer	2.8%
E.I. Du Pont de Nemours	2.6%
ConocoPhillips	2.6%
Platinum Underwriters Holdings	2.6%
Post Properties	2.4%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
(2)	Sector allocation includes all investment types.

PROSPECTOR FUNDS, INC.

Sector Allocation (% of net assets) (Unaudited)
as of June 30, 2013(1)(2)

Opportunity Fund

Top 10 Holdings (% of net assets) (Unaudited)
as of June 30, 2013(1)(3)

Opportunity Fund

Franklin Resources	2.9%
Hess	2.8%
Platinum Underwriters Holdings	2.6%
Invesco	2.2%
Murphy Oil	2.1%
CNA Financial	2.0%
Axis Capital Holdings	1.9%
Leucadia National	1.7%
Lancaster Colony	1.7%
OceanFirst Financial	1.6%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
(2)	Sector allocation includes all investment types.
(3)	Invesco Treasury Portfolio excluded from top 10 holdings.

PROSPECTOR FUNDS, INC.

Schedule of Investments (Unaudited)
June 30, 2013

Capital Appreciation Fund

Description	Shares	Value

COMMON STOCKS – 79.8%

Chemicals – 2.6%
E.I. Du Pont de Nemours	18,800	$987,000

Consumer Discretionary – 2.3%
Cablevision Systems, Class A	27,500	462,550
DreamWorks Animation SKG, Class A*	16,000	410,560
		873,110
Consumer Staples – 13.9%
Beam	9,600	605,856
Campbell Soup	13,300	595,707
Coca Cola Enterprises	13,300	467,628
Dole Food Company*	17,000	216,750
Energizer Holdings	4,500	452,295
Hillshire Brands	8,980	297,058
Sysco	11,600	396,256
Tootsie Roll Industries	23,996	762,593
Walgreen	15,700	693,940
Wal-Mart Stores	9,600	715,104
		5,203,187
Diversified Financial Services – 0.7%
CIT Group*	1,600	74,608
Legg Mason	5,700	176,757
		251,365
Energy – 11.1%
Clayton Williams Energy*	8,200	356,700
ConocoPhillips	16,200	980,100
Hess	20,900	1,389,641
Murphy Oil	11,000	669,790
Repsol YPF – ADR	8,848	187,224
Talisman Energy	36,500	417,195
WPX Energy*	9,700	183,718
		4,184,368
Healthcare – 9.1%
Abbott Laboratories	19,900	694,112
AbbVie	700	28,938
Hospira*	8,700	333,297

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Schedule of Investments (Unaudited) – Continued
June 30, 2013

Capital Appreciation Fund

Description	Shares	Value

COMMON STOCKS – 79.8% (Continued)

Healthcare – 9.1% (Continued)
Johnson & Johnson	15,100	$1,296,486
Pfizer	37,800	1,058,778
		3,411,611
Industrials – 1.8%
Curtiss-Wright	14,100	522,546
Fortune Brands Home & Security	3,900	151,086
		673,632
Information Technology – 6.9%
Automatic Data Processing	18,400	1,267,024
Corning	50,700	721,461
Microsoft	5,300	183,009
Paychex	4,600	167,992
Xerox	29,000	263,030
		2,602,516
Insurance – 13.5%
American International Group*	7,200	321,840
Arch Capital Group*	4,000	205,640
Aspen Insurance Holdings	7,400	274,466
Berkshire Hathaway, Class B*	5,300	593,176
CNA Financial	8,300	270,746
Donegal Group, Class A	7,900	110,363
First American Financial	12,100	266,684
Loews	24,700	1,096,680
Montpelier Re Holdings	15,900	397,659
Platinum Underwriters Holdings	16,900	967,018
State Auto Financial	30,500	554,185
		5,058,457
Metals & Mining – 4.1%
AngloGold Ashanti – ADR	4,500	64,350
AuRico Gold	5,420	23,685
Barrick Gold	21,900	344,706
Gold Fields – ADR	95,800	502,950
Newmont Mining	17,000	509,150
Sibanye Gold – ADR*	25,525	75,044
		1,519,885

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Schedule of Investments (Unaudited) – Continued
June 30, 2013

Capital Appreciation Fund

Description	Shares	Value

COMMON STOCKS – 79.8% (Continued)

Paper & Forest Products – 3.1%
Domtar	16,401	$1,090,667
Neenah Paper	2,400	76,248
		1,166,915
Real Estate – 3.6%
Forestar Group*	22,300	447,338
Post Properties	18,400	910,616
		1,357,954
Telecommunication Services – 1.8%
Telephone & Data Systems	28,000	690,200

Utilities – 5.3%
FirstEnergy	10,600	395,804
NRG Energy	23,301	622,137
Public Service Enterprise Group	14,000	457,240
TECO Energy	12,000	206,280
UNS Energy	6,658	297,812
		1,979,273
Total Common Stocks
(Cost $27,145,757)		29,959,473
	Par
CONVERTIBLE BONDS – 16.3%
Consumer Staples – 2.3%
Archer Daniels
0.875%, 02/15/2014	$725,000	730,890
Chiquita Brands
4.250%, 08/15/2016	150,000	143,344
		874,234
Diversified Financial Services – 3.4%
Janus Capital Group
3.250%, 07/15/2014	425,000	442,531
PHH
4.000%, 09/01/2014	775,000	819,562
		1,262,093

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Schedule of Investments (Unaudited) – Continued
June 30, 2013

Capital Appreciation Fund

Description	Par	Value

CONVERTIBLE BONDS – 16.3% (Continued)

Energy – 1.4%
InterOil
2.750%, 11/15/2015	$25,000	$24,016
USEC
3.000%, 10/01/2014	2,375,000	498,750
		522,766
Healthcare – 1.4%
Chemed
1.875%, 05/15/2014	275,000	289,094
Hologic
2.000%, 12/15/2037	200,000	222,875
		511,969
Industrials – 2.7%
Alliant Techsystems
3.000%, 08/15/2024	175,000	200,703
L-3 Communications
3.000%, 08/01/2035	275,000	279,641
Trinity Industries
3.875%, 06/01/2036	450,000	527,625
		1,007,969
Information Technology – 1.1%
Comtech Telecommunications
3.000%, 05/01/2029	400,000	408,500

Metals & Mining – 3.3%
Horsehead Holding
3.800%, 07/01/2017	100,000	106,688
Newmont Mining
1.250%, 07/15/2014	325,000	328,250
1.625%, 07/15/2017	200,000	214,875
Northgate Minerals
3.500%, 10/01/2016	50,000	47,125
RTI International
3.000%, 12/01/2015	325,000	352,218
1.625%, 10/15/2019	225,000	211,781
		1,260,937

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Schedule of Investments (Unaudited) – Continued
June 30, 2013

Capital Appreciation Fund

Description	Par	Value

CONVERTIBLE BONDS – 16.3% (Continued)

Real Estate – 0.7%
Forestar Group
3.750%, 03/01/2020	$250,000	$281,563
Total Convertible Bonds
(Cost $7,650,814)		6,130,031

CORPORATE BONDS – 1.7%
Utilities – 1.7%
Edison Mission Energy
7.750%, 06/15/2016 (a)	200,000	112,000
7.000%, 05/15/2017 (a)	925,000	519,156
Total Corporate Bonds
(Cost $928,378)		631,156
	Shares
SHORT-TERM INVESTMENT – 0.5%
Invesco Treasury Portfolio, 0.020%^
(Cost $197,619)	197,619	197,619
Total Investments – 98.3%
(Cost $35,922,568)		36,918,279
Other Assets and Liabilities, Net – 1.7%		651,248
Total Net Assets – 100.0%		$37,569,527

*	Non-income producing security
(a)	Security in default
^	Variable Rate Security – the rate shown is the annualized seven-day effective yield as of June 30, 2013.
ADR – American Depository Receipt

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Schedule of Investments (Unaudited)
June 30, 2013

Opportunity Fund

Description	Shares	Value

COMMON STOCKS – 91.0%

Banks – 14.5%
AJS Bancorp* (a)	8,958	$106,242
BSB Bancorp*	14,300	188,045
Cape Bancorp	3,700	35,150
Central Pacific Financial*	31,800	572,400
Chicopee Bancorp	26,200	442,780
City National	6,500	411,905
Clifton Savings Bancorp	27,200	322,320
CU Bancorp*	25,100	396,580
Fifth Third Bancorp	50,600	913,330
First Connecticut Bancorp	9,700	135,024
First Defiance Financial	29,000	653,950
Fox Chase Bancorp	24,702	419,934
Greenhill & Co.	5,300	242,422
HomeTrust Bancshares*	68,800	1,166,848
Metro Bancorp*	18,780	376,163
Ocean Shore Holding	25,072	346,495
OceanFirst Financial	87,600	1,362,180
OmniAmerican Bancorp*	9,500	209,285
Oritani Financial	66,750	1,046,640
PacWest Bancorp	18,100	554,765
Peoples Federal Bancshares	14,980	270,689
SI Financial Group	9,400	103,870
United Financial Bancorp	40,200	609,030
Washington Trust Bancorp	26,300	750,076
Westfield Financial	97,900	685,300
		12,321,423
Chemicals – 0.8%
H.B. Fuller	19,000	718,390

Consumer Discretionary – 3.5%
Gentex	18,100	417,205
Home Depot	6,800	526,796
Hyatt Hotels, Class A*	18,300	738,588
Jack in the Box*	12,700	498,983
Matthews International, Class A	17,700	667,290
Noodles & Company*	3,100	113,925
		2,962,787

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Schedule of Investments (Unaudited) – Continued
June 30, 2013

Opportunity Fund

Description	Shares	Value

COMMON STOCKS – 91.0% (Continued)

Consumer Staples – 10.5%
Church & Dwight	18,400	$1,135,464
Crimson Wine Group*	5,970	50,835
De Master Blenders*	49,800	797,308
Harris Teeter Supermarkets	9,700	454,542
Hillshire Brands	28,460	941,457
J & J Snack Foods	13,400	1,042,520
Lancaster Colony	18,000	1,403,819
Monster Beverage*	8,400	510,468
Orkla	81,600	668,453
PepsiCo	9,600	785,184
Post Holdings*	8,000	349,280
Wal-Mart Stores	10,500	782,145
		8,921,475
Containers & Packaging – 1.4%
Silgan Holdings	25,700	1,206,872

Diversified Financial Services – 9.8%
Citigroup	16,670	799,660
Franklin Resources	18,100	2,461,962
IntercontinentalExchange*	1,600	284,416
Invesco	58,900	1,873,020
Legg Mason	21,000	651,210
Leucadia National	54,500	1,428,990
PICO Holdings*	39,200	821,632
		8,320,890
Energy – 5.5%
Clayton Williams Energy*	10,900	474,150
Hess	35,700	2,373,693
Murphy Oil	29,600	1,802,344
		4,650,187
Healthcare – 5.2%
Haemonetics*	7,800	322,530
Johnson & Johnson	9,000	772,740
Merck & Co.	18,948	880,135
Patterson Companies	22,100	830,960

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Schedule of Investments (Unaudited) – Continued
June 30, 2013

Opportunity Fund

Description	Shares	Value

COMMON STOCKS – 91.0% (Continued)

Healthcare – 5.2% (Continued)
Pfizer	23,200	$649,832
WellPoint	12,300	1,006,632
		4,462,829
Industrials – 5.4%
Alliant Techsystems	7,600	625,708
Celadon Group	72,300	1,319,475
CIRCOR International	16,940	861,568
Northrop Grumman	7,800	645,840
Tyco International	34,500	1,136,775
		4,589,366
Information Technology – 10.1%
Cadence Design Systems*	17,500	253,400
Cisco Systems	17,700	430,287
EMC	17,400	410,988
Global Cash Access Holdings*	79,500	497,670
Maxim Integrated Products	31,600	877,848
Microsoft	17,100	590,463
NetApp	28,900	1,091,842
Paychex	31,200	1,139,424
Symantec	59,500	1,336,965
Teradata*	3,200	160,736
VeriSign*	22,200	991,452
Xilinx	21,400	847,654
		8,628,729
Insurance – 16.7%
Arthur J. Gallagher	23,400	1,022,346
Aspen Insurance Holdings	33,600	1,246,224
Axis Capital Holdings	34,900	1,597,722
Catlin Group	52,727	400,336
Chubb	12,800	1,083,520
CNA Financial	51,900	1,692,978
Endurance Specialty Holdings	11,700	601,965
Infinity Property & Casualty	15,100	902,376
MetLife	12,500	572,000
Montpelier Re Holdings	14,600	365,146
Platinum Underwriters Holdings	38,700	2,214,415
Progressive	48,400	1,230,328

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Schedule of Investments (Unaudited) – Continued
June 30, 2013

Opportunity Fund

Description	Shares	Value

COMMON STOCKS – 91.0% (Continued)

Insurance – 16.7% (Continued)
W.R. Berkley	11,500	$469,890
XL Group	25,500	773,160
		14,172,406
Metals & Mining – 2.0%
Gold Fields – ADR	39,800	208,950
Kinross Gold	54,600	278,460
Newmont Mining	40,300	1,206,985
Sibanye Gold – ADR*	9,950	29,253
Victoria Gold*	96,500	11,580
		1,735,228
Paper & Forest Products – 0.6%
Domtar	7,200	478,800

Real Estate – 1.4%
Forestar Group*	21,300	427,278
Howard Hughes*	3,300	369,897
Thomas Properties Group	74,700	395,910
		1,193,085
Utilities – 3.6%
Empire District Electric	23,500	524,285
NV Energy	14,900	349,554
Public Service Enterprise Group	25,000	816,500
TECO Energy	52,600	904,194
UIL Holdings	11,800	451,350
		3,045,883
Total Common Stocks
(Cost $64,534,519)		77,408,350

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Schedule of Investments (Unaudited) – Continued
June 30, 2013

Opportunity Fund

Description	Par	Value

CONVERTIBLE BONDS – 0.7%

Industrials – 0.4%
Alliant Techsystems
3.000%, 08/15/2024	$325,000	$372,734

Real Estate – 0.3%
Forestar Group
3.750%, 03/01/2020	200,000	225,250

Total Convertible Bonds
(Cost $535,946)		597,984
	Shares
SHORT-TERM INVESTMENT – 8.8%
Invesco Treasury Portfolio, 0.020%^
(Cost $7,450,503)	7,450,503	7,450,503

Total Investments – 100.5%
(Cost $72,520,968)		85,456,837
Other Assets and Liabilities, Net – (0.5%)		(430,412)
Total Net Assets – 100.0%		$85,026,425

*	Non-income producing security
(a)
Illiquid Security – A security is considered illiquid if it may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which it is valued.  As of June 30, 2013, the fair value of this investment was 106,242 or 0.1% of total net assets.  See note 2 in Notes to Financial Statements.

^	Variable Rate Security – the rate shown is the annualized seven-day effective yield as of June 30, 2013.
ADR – American Depository Receipt

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Statements of Assets and Liabilities (Unaudited)
June 30, 2013

	Capital Appreciation Fund	Opportunity Fund
ASSETS:
Investments, at market value
(Cost $35,922,568 and $72,520,968 respectively)	$36,918,279	$85,456,837
Cash	3,220	6,840
Receivable for investment securities sold	662,988	—
Receivable for dividends and interest	98,506	74,710
Receivable for capital shares sold	3,135	186,944
Prepaid expenses	15,743	16,445
Total assets	37,701,871	85,741,776

LIABILITIES:
Payable for investment securities purchased	54,783	599,504
Payable for capital shares redeemed	236	8,742
Payable to adviser, net	20,519	58,434
Accrued distribution fees	8,225	8,555
Accrued expenses and other liabilities	48,581	40,116
Total liabilities	132,344	715,351

NET ASSETS	$37,569,527	$85,026,425

COMPOSITION OF NET ASSETS:
Portfolio capital	$35,568,088	$68,490,808
Undistributed (distributions in excess of) net investment income	(1,337)	137,206
Accumulated net realized gain on investments	1,007,065	3,462,593
Net unrealized appreciation of investments	995,711	12,935,818
Total net assets	$37,569,527	$85,026,425

CAPITAL STOCK, $0.0001 par value
Authorized	500,000,000	500,000,000
Issued and outstanding	2,350,733	4,203,441

NET ASSET VALUE, REDEMPTION PRICE,
AND OFFERING PRICE PER SHARE	$15.98	$20.23

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Statements of Operations (Unaudited)
For the Six Months Ended June 30, 2013

	Capital Appreciation Fund	Opportunity Fund
INVESTMENT INCOME:
Interest income	$148,616	$3,502
Dividend income	338,777	679,257
Less: Foreign taxes withheld	(2,338)	(2,633)
Total investment income	485,055	680,126

EXPENSES:
Investment advisory fees	218,969	449,624
Administration fees	24,261	37,267
Fund accounting fees	20,487	19,886
Directors’ fees	18,030	33,690
Transfer agent fees	16,053	20,042
Audit fees	14,650	14,650
Distribution fees	11,157	20,394
Registration fees	10,761	11,831
Legal fees	9,098	15,868
Other expenses	6,993	8,769
Custodian fees	6,541	4,002
Postage and printing fees	2,658	4,673
Total expenses	359,658	640,696
Less: Fee waivers	(100,877)	(109,322)
Total net expenses	258,781	531,374
NET INVESTMENT INCOME	226,274	148,752

REALIZED AND UNREALIZED GAINS:
Net realized gain on investments	1,320,126	2,845,296
Net change in unrealized appreciation
or depreciation of investments	493,416	5,953,737
Net gain on investments	1,813,542	8,799,033

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$2,039,816	$8,947,785

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Statements of Changes in Net Assets

	Capital Appreciation Fund
	Six Months Ended
	June 30, 2013	Year Ended
	(Unaudited)	December 31, 2012
OPERATIONS:
Net investment income	$226,274	$695,764
Net realized gain on investments	1,320,126	240,751
Net change in unrealized appreciation of investments	493,416	1,014,133
Net increase resulting from operations	2,039,816	1,950,648

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	877,510	2,999,727
Proceeds from reinvestment of distributions	—	1,377,580
Payments for shares redeemed	(4,451,361)	(19,566,364)
Redemption fees	8	3,419
Net decrease from capital share transactions	(3,573,843)	(15,185,638)

DISTRIBUTIONS PAID FROM:
Net investment income	—	(856,862)
Net realized gains	—	(541,416)
Total distributions to shareholders	—	(1,398,278)

TOTAL DECREASE IN NET ASSETS	(1,534,027)	(14,633,268)

NET ASSETS:
Beginning of period	39,103,554	53,736,822

End of period (including distributions
in excess of net investment income
of $(1,337) and $(227,611), respectively)	$37,569,527	$39,103,554

TRANSACTIONS IN SHARES:
Shares sold	55,272	195,862
Shares issued in reinvestment of distributions	—	91,839
Shares redeemed	(278,971)	(1,319,605)
Net decrease	(223,699)	(1,031,904)

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Statements of Changes in Net Assets

	Opportunity Fund
	Six Months Ended
	June 30, 2013	Year Ended
	(Unaudited)	December 31, 2012
OPERATIONS:
Net investment income	$148,752	$736,484
Net realized gain on investments	2,845,296	3,339,487
Net change in unrealized appreciation
or depreciation of investments	5,953,737	4,749,162
Net increase resulting from operations	8,947,785	8,825,133

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	9,272,314	12,426,328
Proceeds from reinvestment of distributions	—	3,503,375
Payments for shares redeemed	(3,742,732)	(10,246,036)
Redemption fees	11	621
Net increase from capital share transactions	5,529,593	5,684,288

DISTRIBUTIONS PAID FROM:
Net investment income	—	(735,643)
Net realized gains	—	(2,939,377)
Total distributions to shareholders	—	(3,675,020)

TOTAL INCREASE IN NET ASSETS	14,477,378	10,834,401

NET ASSETS:
Beginning of period	70,549,047	59,714,646

End of period (including undistributed (distributions
in excess of) net investment income
of $137,206 and $(11,546), respectively)	$85,026,425	$70,549,047

TRANSACTIONS IN SHARES:
Shares sold	484,729	690,660
Shares issued in reinvestment of distributions	—	197,040
Shares redeemed	(189,072)	(573,799)
Net increase	295,657	313,901

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Financial Highlights

	Capital Appreciation Fund
	Six Months
	Ended
	June 30,
	2013		Year Ended December 31,
	(Unaudited)		2012	2011	2010	2009	2008
For a Fund share outstanding
throughout the period

NET ASSET VALUE:
Beginning of period	$15.19		$14.90	$15.92	$13.95	$10.85	$14.94

OPERATIONS:
Net investment income	0.09		0.31	0.15	0.14	0.25	0.08
Net realized and unrealized
gain (loss) on investments	0.70		0.54	(0.79)	2.30	3.09	(4.08)
Total from operations	0.79		0.85	(0.64)	2.44	3.34	(4.00)

LESS DISTRIBUTIONS:
From net investment income	—		(0.34)	(0.17)	(0.16)	(0.24)	(0.09)
From net realized gains	—		(0.22)	(0.21)	(0.31)	—	(0.01)
Total distributions	—		(0.56)	(0.38)	(0.47)	(0.24)	(0.10)

Paid in capital from redemption fees	—	(1)	— (1)	— (1)	— (1)	— (1)	0.01

NET ASSET VALUE:
End of period	$15.98		$15.19	$14.90	$15.92	$13.95	$10.85

TOTAL RETURN	5.20	%(2)	5.76%	(4.00)%	17.52%	30.74%	(26.67)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$37,570		$39,104	$53,737	$43,535	$29,724	$20,091
Ratio of expenses to average net assets:
Before expense reimbursement	1.81	%(3)	1.77%	1.70%	2.01%	2.38%	3.51%
After expense reimbursement	1.30	%(3)	1.37%	1.50%	1.50%	1.50%	1.50%
Ratio of net investment income (loss)
to average net assets:
Before expense reimbursement	0.63	%(3)	1.10%	0.63%	0.55%	1.27%	(1.07)%
After expense reimbursement	1.14	%(3)	1.50%	0.83%	1.06%	2.15%	0.94%
Portfolio turnover rate	15	%(2)	15%	24%	27%	41%	21%

(1)	Less than $0.01 per share.
(2)	Not Annualized.
(3)	Annualized.

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Financial Highlights

	Opportunity Fund
	Six Months
	Ended
	June 30,
	2013		Year Ended December 31,
	(Unaudited)		2012	2011	2010	2009	2008
For a Fund share outstanding
throughout the period

NET ASSET VALUE:
Beginning of period	$18.05		$16.62	$17.45	$15.10	$12.04	$14.96

OPERATIONS:
Net investment income	0.04		0.20	0.07	0.09	0.08	0.05
Net realized and unrealized
gain (loss) on investments	2.14		2.22	(0.11)	2.47	3.06	(2.92)
Total from operations	2.18		2.42	(0.04)	2.56	3.14	(2.87)

LESS DISTRIBUTIONS:
From net investment income	—		(0.20)	(0.05)	(0.12)	(0.08)	(0.06)
From net realized gains	—		(0.79)	(0.74)	(0.09)	—	—
Total distributions	—		(0.99)	(0.79)	(0.21)	(0.08)	(0.06)

Paid in capital from redemption fees	—	(1)	— (1)	— (1)	— (1)	— (1)	0.01

NET ASSET VALUE:
End of period	$20.23		$18.05	$16.62	$17.45	$15.10	$12.04

TOTAL RETURN	12.08	%(2)	14.63%	(0.21)%	16.94%	26.10%	(19.14)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$85,026		$70,549	$59,715	$37,575	$26,082	$16,025
Ratio of expenses to average net assets:
Before expense reimbursement	1.57	%(3)	1.64%	1.70%	2.05%	2.51%	4.11%
After expense reimbursement	1.30	%(3)	1.36%	1.50%	1.50%	1.50%	1.50%
Ratio of net investment income (loss)
to average net assets:
Before expense reimbursement	0.10	%(3)	0.84%	0.20%	0.04%	(0.27)%	(1.96)%
After expense reimbursement	0.37	%(3)	1.12%	0.40%	0.59%	0.74%	0.65%
Portfolio turnover rate	14	%(2)	43%	45%	45%	51%	66%

(1)	Less than $0.01 per share.
(2)	Not Annualized.
(3)	Annualized.

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Notes to the Financial Statements (Unaudited)
June 30, 2013

1.  ORGANIZATION

Prospector Funds, Inc. (the “Corporation”) was organized as a Maryland corporation on June 6, 2007 and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end diversified management investment company.  The Corporation issues its shares in series, each series representing a distinct portfolio with its own investment objectives and policies.  There are two series presently authorized, the Prospector Capital Appreciation Fund and the Prospector Opportunity Fund (individually a “Fund” and collectively the “Funds”).  The Funds commenced operations on September 28, 2007.

2.  FAIR VALUE MEASUREMENT

The following is a summary of significant accounting policies consistently followed by each Fund:

Security Valuation – The Fund has adopted fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

Common stock – Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the last bid price on the day of valuation.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Convertible and Corporate Bonds – Convertible and corporate bonds, including listed issues, are valued at fair value on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Convertible and corporate bonds are generally categorized in Level 2 of the fair value hierarchy.

Investment Companies – Investments in other mutual funds, including money market funds, are valued at their net asset value per share.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

PROSPECTOR FUNDS, INC.

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2013

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Directors.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

As of June 30, 2013, each Fund’s investments in securities were classified as follows:

	Level 1	Level 2	Level 3	Total
Capital Appreciation Fund
Common Stocks	$29,959,473	$—	$—	$29,959,473
Convertible Bonds	—	6,130,031	—	6,130,031
Corporate Bonds	—	631,156	—	631,156
Short-Term Investment	197,619	—	—	197,619
Total Investments	$30,157,092	$6,761,187	$—	$36,918,279

Opportunity Fund
Common Stocks	$77,302,108	$106,242	$—	$77,408,350
Convertible Bonds	—	597,984	—	597,984
Short-Term Investment	7,450,503	—	—	7,450,503
Total Investments	$84,752,611	$704,226	$—	$85,456,837

Refer to each Fund’s Schedule of Investments for further sector breakout.

Transfers between levels are recognized at the beginning of the reporting period.  During the six months ended June 30, 2013, the Fund recognized no transfers between levels.  The Funds did not invest in any Level 3 investments during the period.

The Funds may invest in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets.  The Funds’ investment objectives allow the Funds to enter into various types of derivative contracts, including, but not limited to, futures contracts, forward foreign exchange contracts, and purchased and written options.  Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the funds to gains or losses in excess of the amounts shown on the Statements of Assets and Liabilities.  As of and for the six months ended June 30, 2013, the Funds held no derivative instruments.

3.  SIGNIFICANT ACCOUNTING POLICIES

Distributions to Shareholders – Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually.  The character of distributions made during the period from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes.  All short-term capital gains are included in ordinary income for tax purposes.

PROSPECTOR FUNDS, INC.

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2013

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Federal Income Taxes – The Funds intend to meet the requirements of subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Funds.  Therefore, no federal income or excise tax provision is required.  As of December 31, 2012, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority.  Generally, tax authorities can examine all the tax returns filed for the last three years.

Foreign Currency Translation – The books and records relating to the Funds’ non-U.S. dollar denominated investments are maintained in U.S. dollars on the following bases:  (1) market value of investment securities, assets, and liabilities are translated at the current rate of exchange; and (2) purchases and sales of investment securities, income, and expenses are translated at the relevant rates of exchange prevailing on the respective dates of such transactions.  The Funds do not isolate the portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.  The Funds report certain foreign currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Illiquid or Restricted Securities – A security may be considered illiquid if it lacks a readily available market.  Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund.  Illiquid securities may be valued under methods approved by the Funds’ board of directors as reflecting fair value.  Each Fund intends to invest no more than 15% of its total assets in illiquid securities.  Certain restricted securities may be considered illiquid.  Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Funds’ board of directors as reflecting fair value.  Certain restricted securities eligible for resale to qualified institutional investors, including Rule 144A securities, are not subject to the limitation on a Fund’s investment in illiquid securities if they are determined to be liquid in accordance with procedures adopted by the Funds’ board of directors.  At June 30, 2013, Prospector Opportunity Fund had investments in illiquid securities with a total value of $106,242 or 0.1% of total net assets.

Information concerning illiquid securities is as follows:

Prospector Opportunity Fund	Shares	Dates Acquired	Cost Basis
AJS Bancorp	8,958	8/08 – 1/11	$119,698

Expenses – Expenses directly attributable to a Fund are charged to that Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based on relative net assets or another appropriate basis.

Other – Investment and shareholder transactions are recorded on the trade date.  Each Fund determines the gain or loss realized from the investment transactions on the basis of identified cost.  Dividend income is recognized on the ex-dividend date.  Interest income, including amortization of bond premium and discount, is recognized on an accrual basis.

PROSPECTOR FUNDS, INC.

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2013

Subsequent Events – Management has evaluated fund related events and transactions that occurred subsequent to June 30, 2013, through the date of issuance of the Funds’ financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Funds’ financial statements.

4.  INVESTMENT TRANSACTIONS

During the six months ended June 30, 2013, purchases of securities and proceeds from sales of securities, other than temporary investments in short-term securities, were as follows:

	Purchases	Sales
Capital Appreciation Fund	$ 5,677,537	$ 9,285,812
Opportunity Fund	15,225,136	10,423,781

There were no purchases or sales of long-term U.S. Government securities.

The aggregate gross unrealized appreciation and depreciation of securities held by the Funds and the total cost of securities for federal income tax purposes at June 30, 2013, were as follows:

	Aggregate	Aggregate		Federal
	Gross	Gross		Income
	Appreciation	Depreciation	Net	Tax Cost
Capital Appreciation Fund	$ 5,681,221	$(4,685,510)	$ 995,711	$35,922,568
Opportunity Fund	15,436,562	(2,500,693)	12,935,869	72,520,968

At December 31, 2012, the Fund’s most recently completed fiscal year end, components of accumulated earnings (deficit) on a tax-basis were as follows:

					Total
	Undistributed	Undistributed	Other		Accumulated
	Ordinary	Long-Term	Accumulated	Unrealized	Earnings
	Income	Capital Gains	Losses	Appreciation	(Deficit)
Capital Appreciation Fund	$29,414	$ —	$(154,736)	$ 86,945	$ (38,377)
Opportunity Fund	4,653	613,940	(11,647)	6,980,886	7,587,832

As of December 31, 2012, the Funds did not have any capital loss carryovers.  A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year.  Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31.  For the taxable year ended December 31, 2012, the Capital Appreciation Fund deferred on a tax basis, long-term post-October losses (“late year losses”) of $(140,266).  The Opportunity Fund did not defer any late year losses.

There were no distributions paid during the six months ended June 30, 2013.

PROSPECTOR FUNDS, INC.

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2013

The tax character of distributions paid during the fiscal year ended December 31, 2012 were as follows:

	Ordinary	Long Term
	Income	Capital Gains	Total
Capital Appreciation Fund	$934,926	$ 463,352	$1,398,278
Opportunity Fund	950,064	2,724,956	3,675,020

5.  AGREEMENTS

The Funds have entered into an Investment Advisory Agreement with the Adviser, with whom certain directors and officers of the Corporation are affiliated, to furnish investment advisory services to the Funds.  Pursuant to this Agreement, the Adviser is entitled to receive a management fee, calculated daily and payable monthly, at the annual rate of 1.10% as applied to each Fund’s daily net assets.

The Adviser has contractually agreed to waive, through September 30, 2014 its management fee and/or reimburse each Fund’s other expenses to the extent necessary to ensure that each Fund’s operating expenses do not exceed 1.30% of its average daily net assets.  Any such waiver or reimbursement may be subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal year are less than the respective expense cap limitations, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.  Waived/reimbursed fees and expenses subject to potential recovery by year of expiration are as follows:

Expiration	Capital Appreciation Fund	Opportunity Fund
12/31/13	$177,007	$171,081
12/31/14	114,442	105,613
12/31/15	186,758	183,148
12/31/16	100,877	109,322
Total	$579,084	$569,164

As of June 30, 2013, it was possible, but not probable, those amounts would be recovered by the Adviser.  At the end of each fiscal year in the future, the Funds will continue to assess the potential recovery of waived/reimbursed fees and expenses for financial reporting purposes.

Quasar Distributors, LLC (“Quasar”), a subsidiary of U.S. Bancorp, serves as distributor of the Funds’ shares pursuant to a Distribution Agreement with the Corporation. Each Fund’s shares are sold on a no-load basis and, therefore, Quasar receives no sales commission or sales load for providing services to the Funds.  The Corporation has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), which authorizes the Corporation to reimburse Quasar and certain financial intermediaries who assist in distributing each Fund’s shares or who provide shareholder services to Fund shareholders a distribution and/or shareholder servicing fee of up to 0.25% of each Fund’s average daily net assets (computed on an annual basis). All or a portion of the fee may be used by the Funds or Quasar to pay the Fund’s distribution fees and costs of printing reports and prospectuses for potential investors and the costs of other distribution and shareholder services expenses.  During the six months ended June 30, 2013, Capital Appreciation Fund and Opportunity Fund incurred expenses of $11,157 and $20,394, respectively, pursuant to the 12b-1 Plan.

PROSPECTOR FUNDS, INC.

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2013

U.S. Bancorp Fund Services, LLC serves as transfer agent, administrator and fund accountant for the Funds.  U.S. Bank, N.A. serves as custodian for the Funds.

6.  INDEMNIFICATIONS

The Funds enter into contracts that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

PROSPECTOR FUNDS, INC.

Additional Information (Unaudited)
June 30, 2013

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov.  The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the Public Reference Room call 1-800-SEC-0330.  In addition, the Funds’ Form N-Q is available without charge upon request by calling 1-877-734-7862.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Funds’ Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-877-734-7862.  Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-877-734-7862, or (2) on the SEC’s website at www.sec.gov.

DIRECTORS
John D. Gillespie
Harvey D. Hirsch
Joseph Klein III
Roy L. Nersesian
John T. Rossello, Jr.

INVESTMENT ADVISER
Prospector Partners Asset Management, LLC
370 Church Street
Guilford, CT  06437

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI  53202

CUSTODIAN
U.S. Bank, N.A.
1555 North River Center Drive
Milwaukee, WI  53212

ADMINISTRATOR AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
Third Floor
615 E. Michigan Street
Milwaukee, WI  53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
220 South Sixth Street, Suite 1400
Minneapolis, MN  55402

LEGAL COUNSEL
Seward & Kissel LLP
One Battery Plaza
New York, NY  10004

This report should be accompanied or preceded by a prospectus.

The Funds’ Statement of Additional Information contains additional information about the
Funds’ directors and is available without charge upon request by calling 1-877-734-7862.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Prospector Funds, Inc.

By (Signature and Title)*                    /s/John D. Gillespie
John D. Gillespie, President

Date     September 6, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                    /s/John D. Gillespie
John D. Gillespie, President

Date     September 6, 2013

By (Signature and Title)*                    /s/Peter N. Perugini, Jr.
Peter N. Perugini, Jr., Treasurer

Date     September 6, 2013

* Print the name and title of each signing officer under his or her signature.